EXHIBIT 10.10
SUPPLEMENT NO. 1 dated as of June 5, 2008, to the Guaranty dated as of December 1, 2006, among FREESCALE SEMICONDUCTOR HOLDINGS V, INC. (formerly known as FREESCALE ACQUISITION HOLDINGS CORP.) (“Holdings”), FREESCALE SEMICONDUCTOR HOLDINGS III, LTD. (formerly known as FREESCALE HOLDINGS (BERMUDA) III, LTD.) (“Parent”), FREESCALE SEMICONDUCTOR HOLDINGS IV, LTD. (formerly known as FREESCALE HOLDINGS (BERMUDA) IV, LTD.) (“Foreign Holdings”), FREESCALE SEMICONDUCTOR HOLDINGS I, LTD. (formerly known as FREESCALE HOLDINGS (BERMUDA) I, LTD.) (“FH I”), FREESCALE SEMICONDUCTOR HOLDINGS II, LTD. (formerly known as FREESCALE HOLDINGS (BERMUDA) II, LTD.) (“FH II”), the Subsidiaries of Parent from time to time party hereto and CITIBANK, N.A., as Administrative Agent.
A. Reference is made to the Credit Agreement dated as of December 1, 2006 (as amended February 14, 2007 and as otherwise amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Freescale Semiconductor, Inc. (successor in interest to Freescale Acquisition Corporation) (the “Borrower”), Foreign Holdings, Holdings, Parent, Citibank, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”).
B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Guaranty referred to therein.
C. The Guarantors have entered into the Guaranty in order to induce the Lenders to make Loans and the L/C Issuers to issue Letters of Credit. Section 4.14 of the Guaranty provides that additional Restricted Subsidiaries of Parent may become Guarantors under the Guaranty by execution and delivery of an instrument in the form of this Supplement. The undersigned Restricted Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guaranty in order to induce the Lenders to make additional Loans and the L/C Issuers to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.
Accordingly, the Administrative Agent and the New Subsidiary agree as follows:
SECTION 1. In accordance with Section 4.14 of the Guaranty, the New Subsidiary by its signature below becomes a Guarantor under the Guaranty with the same force and effect as if originally named therein as a Guarantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Guaranty applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a “Guarantor” in the Security Agreement shall be deemed to include the New Subsidiary. The Guaranty is hereby incorporated herein by reference.
SECTION 2. The New Subsidiary represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.
SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Administrative Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Supplement.
SECTION 4. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect.
SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 4.01 of the Guaranty.
SECTION 8. The New Subsidiary agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.

IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent have duly executed this Supplement to the Guaranty as of the day and year first above written.

SIGMATEL, INC.,

By	/s/ Daryl Raiford
Name:	Daryl Raiford
Title:	Chief Executive Officer, President & Chief Financial Officer

[Guaranty Supplement]

IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent have duly executed this Supplement to the Guaranty as of the day and year first above written.

CITIBANK, N.A.,
as Administrative Agent,

By	/s/ Rob Ziemer
Name:	Rob Ziemer
Title:	Vice President

[Guaranty Supplement]

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